                                                                      Exhibit 21

                             NABISCO HOLDINGS CORP.
                           SUBSIDIARIES & INVESTMENTS


                                                                       Date  of          Place of
Name of Subsidiary                                                   Incorporation     Incorporation
----------------------------------------------------------------     -------------     -------------

Nabisco Holdings Corp.                                               Apr 21,  1981     Delaware

Airco IHC, Inc.                                                      Mar 22,  1989     Delaware
A/O Nabisco **                                                       Aug 16,  1994     Russia
Arrimo Fomento Comercial Ltda. *                                     Oct 27,  1987     Brazil
Beech-Nut Life Savers (Panama) S.A.                                  Jul 12,  1963     Panama
Beijing Nabisco Food Company Ltd. (91.9%)                            Mar 16,  1995     China
Canale S.A.                                                          Jun 21,  1921     Argentina
Carnes y Conservas Espanolas, S.A. [CARCESA]                         Dec 02,  1975     Spain
Cartera e Inversiones S.A. *                                         Mar 05,  1979     Peru
Comercial Benut, S.A. de C.V. **                                     Mar 16,  1977     Mexico
Compania Venezolana de Conservas C.A. [COVENCO]                      Jul 25,  1969     Venezuela
Consiber, S.A.                                                       Mar 31,  1979     Spain
Covenco Holding C.A.                                                 Nov 26,  1991     Venezuela
Dely, S.A.                                                           Dec 18,  1960     Guatemala
Distribuidora Pan Americana, S.A.                                    Oct 22,  1974     Panama
Establecimiento Modelo Terrabusi S.A. (99.2%)                        Dec 20,  1929     Argentina
Exhold Limited *                                                     Oct 03,  1989     Liberia
Fleischmann Corporation, The                                         Nov 02,  1929     Delaware
Fleischmann International, Inc.                                      Nov 20,  1944     Delaware
Fleischmann Peruana Inc.                                             Sep 01,  1939     Delaware
Fleischmann Uruguaya S.A.                                            Mar 09,  1961     Uruguay
Freezer Queen Foods (Canada) Limited                                 Nov 03,  1967     Ontario, Canada
Fulmer Corporation Limited                                           May 15,  1981     Bahamas
Galletas Artiach, S.A.                                               Jul 23,  1932     Spain
Galletas Fontaneda, S.A.                                             Mar 09,  1967     Spain
Gelatinas Ecuatoriana S.A. (66.7%)                                   Nov 21,  1978     Ecuador
Hanover Servicing, Inc.                                              Apr 13,  1992     Delaware
Hervin Company, The                                                  May 28,  1965     Oregon
Hervin Holdings, Inc.                                                Mar 29,  1988     Delaware
Industria de Colores y Sabores S.A. *                                Jun 21,  1967     Colombia
Industria de Laticinios Gloria Ltda. *                               Jan 18,  1978     Brazil
Industria e Comercio de Produtos Alimenticios Cerqueirense Ltda.     May 11,  1971     Brazil
Industrias Alimenticias Maguary Ltda.                                May 07,  1953     Brazil
Iracema Industrias de Caju Ltda.                                     Aug 08,  1978     Brazil
Jupiter Produtos Alimenticios Ltda.                                  Mar 02,  1962     Brazil
Knox Company, The                                                    Dec 30,  1991     New Jersey


   *  Inactive                                                      Page 1
  **  In Liquidation                                                SUB-NHC
 ***  Partnership/Joint Venture/Trust
****  Nameholder                                                    At 3/1/2000

                             NABISCO HOLDINGS CORP.
                           SUBSIDIARIES & INVESTMENTS


                                                                       Date  of          Place of
Name of Subsidiary                                                   Incorporation     Incorporation
------------------                                                   -------------     -------------

Landers Centro Americana,
  Fabricantes de Molinos Marca "Corona", S.A. de C.V. (95%) **       Jan 09,  1979     Honduras
Landers y Cia, S.A.                                                  Oct 01,  1951     Colombia
Leite Gloria do Nordeste S.A.                                        May 16,  1968     Brazil
Life Savers Manufacturing, Inc.                                      Apr 21,  1976     Delaware
Lowney Inc.                                                          Jan 01,  1983     Federal, Canada
Marbu, S.A.                                                          Oct 26,  1967     Spain
Merola Finance B.V. *                                                May 09,  1995     Netherlands
MEX Holdings, Ltd.                                                   Nov 27,  1991     Delaware
NABEC, S.A.                                                          Nov 17,  1982     Ecuador
Nabisco Arabia Co. Ltd. (75%) ***                                    Jan 29,  1996     Saudi Arabia
Nabisco Argentina S.A.                                               Mar 14,  1994     Argentina
Nabisco Biscuit Manufacturing (Midwest), Inc.                        Dec 21,  1988     Delaware
Nabisco Biscuit Manufacturing (West), Inc.                           Dec 21,  1988     Delaware
Nabisco Brands Company                                               Aug 01,  1995     Delaware
Nabisco Brands Holdings Denmark Limited                              Apr 17,  1989     Liberia
Nabisco Brands Nominees Limited *                                    Aug 22,  1983     England
Nabisco Brazil, Inc.                                                 May 10,  1990     Delaware
Nabisco Caribbean Export, Inc.                                       Jun 13,  1984     Delaware
Nabisco (China) Limited                                              Aug 29,  1995     China
Nabisco Chongqing Food Company Ltd. *                                Mar 01,  1995     China
Nabisco de Nicaragua, S.A. (60%)                                     Dec 10,  1965     Nicaragua
Nabisco Direct, Inc.                                                 Aug 23,  1995     Delaware
Nabisco Dominicana, S.A.                                             Dec 11,  1995     Dom. Repub.
Nabisco England IHC, Inc.                                            Mar 29,  1989     Delaware
Nabisco Enterprises IHC, Inc.                                        Mar 22,  1989     Delaware
Nabisco Europe, Middle East and Africa Trading, S.A.                 Oct 28,  1992     Spain
Nabisco Financing I, Inc.                                            July 13, 1998     Delaware
Nabisco Food (Suzhou) Co. Ltd.                                       Mar 16,  1995     China
Nabisco Group Ltd.                                                   Jun 02,  1995     Delaware
Nabisco Holdco, Inc.                                                 July 13, 1998     Delaware
Nabisco Holdings IHC, Inc.                                           Mar 22,  1989     Delaware
Nabisco Holdings I B.V.                                              May 03,  1996     Netherlands
Nabisco Holdings II B.V.                                             May 28,  1996     Netherlands
Nabisco Hong Kong Limited                                            Apr 12,  1994     Hong Kong
Nabisco Iberia Lda.                                                  Dec 23,  1916     Portugal
Nabisco Iberia, S.L.                                                 Jul 15,  1993     Spain
Nabisco, Inc.                                                        Feb 03,  1898     New Jersey
Nabisco, Inc. Foreign Sales Corporation                              Dec 17,  1991     US Virgin Is.


   *  Inactive                                                      Page 2
  **  In Liquidation                                                SUB-NHC
 ***  Partnership/Joint Venture/Trust
****  Nameholder                                                    At 3/1/2000

                             NABISCO HOLDINGS CORP.
                           SUBSIDIARIES & INVESTMENTS


                                                                       Date  of          Place of
Name of Subsidiary                                                   Incorporation     Incorporation
------------------                                                   -------------     -------------


Nabisco International, Inc.                                          Jul 29,  1947     Delaware
Nabisco International Limited                                        Dec 11,  1987     Nevada
Nabisco International Market Development Group, Inc.                 Mar 22,  1989     Delaware
Nabisco International M.E./Africa L.L.C. (49%)                                ?        Dubai, U.A.E.
Nabisco International, S.A.                                          Nov 26,  1953     Panama
Nabisco Investments, Inc.                                            Mar 22,  1989     Delaware
Nabisco (Jamaica) Limited                                            Jun 16,  1998     Jamaica
Nabisco Ltd-Nabisco Ltee                                             Jan 01,  1993     Federal, Canada
Nabisco Music Publishers, Inc.                                       Mar 24,  1986     Delaware
Nabisco Music Ventures, Inc.                                         Mar 24,  1986     Delaware
Nabisco (New Zealand) Limited ****                                   Mar 30,  1990     New Zealand
Nabisco Overseas Financing, Inc.                                     July 15, 1998     Delaware
Nabisco Peru S.A.                                                    Jan 28,  1972     Peru
Nabisco Philippines, Inc.                                            Oct 14,  1997     Philippines
Nabisco Preferred, Inc. (90%)                                        July 15, 1998     Delaware
Nabisco Royal Argentina LLC                                          Sep 10,  1998     Delaware
Nabisco Royal Chile Limitada                                         Mar 22,  1978     Chile
Nabisco Royal de Honduras, S.A.                                      Jul 22,  1982     Honduras
Nabisco Royal del Ecuador, S.A.                                      Sep 16,  1977     Ecuador
Nabisco Royal, Inc.                                                  Sep 21,  1951     New York
Nabisco Royal Panama, S.A.                                           Mar 07,  1979     Panama
Nabisco S.A. de C.V. (99.5%)                                         Jun 15,  1992     Mexico
Nabisco, S.L. *                                                      Jan 18,  1989     Spain
Nabisco South Africa (Proprietary) Limited (50%)                     Jan 02,  1945     South Africa
Nabisco Taiwan Corporation                                           May 27,  1996     Taiwan
Nabisco Technology Company                                           Dec 13,  1996     Delaware
Nabisco (Thailand) Limited                                           Oct 01,  1997     Thailand
Nabisco Trading AG                                                   Aug 02,  1960     Switzerland
Nabisco Tunisia S.A.                                                 Jul 02,  1976     Tunisia
Nabisco Venezuela, C.A.                                              Nov 26,  1991     Venezuela
National Biscuit Company ****                                        Jan 17,  1971     Delaware
Planters & Biscuits Co. **                                           Jan 01,  1997     Russia
Posto Apolo Ltda.                                                    Dec 05,  1984     Brazil
Productos Confitados Salvavidas de Guatemala, S.A.                   Jul 03,  1974     Guatemala
Produtos Alimenticios Fleischmann e Royal Ltda.                      Nov 28,  1964     Brazil
Produtos Alimenticios Pilar Ltda.                                    Jun 23,  1934     Brazil
Produtos Alimenticios Royal S.A.                                     Jan 01,  1966     Costa Rica
PT Nabisco Foods (70%) ***                                           Mar 21,  1995     Indonesia



   *  Inactive                                                      Page 3
  **  In Liquidation                                                SUB-NHC
 ***  Partnership/Joint Venture/Trust
****  Nameholder                                                    At 3/1/2000

                             NABISCO HOLDINGS CORP.
                           SUBSIDIARIES & INVESTMENTS


                                                                       Date  of          Place of
Name of Subsidiary                                                   Incorporation     Incorporation
------------------                                                   -------------     -------------


Ritz Biscuit Company Limited ****                                    Sep 28,  1989     England
RJR Industries (U.K.) Limited **                                     Jun 01,  1982     England
RJR Nabisco Securities Ltd.-Titres RJR Nabisco Ltee                  Sep 28,  1987     Federal, Canada
Royal Beech-Nut (Namibia) (PTY) Ltd. *                               Aug 08,  1989     South Africa
Royal Holding C.A.                                                   Nov 26,  1991     Venezuela
Royal Productos Alimenticios, C.A.                                   Jul 26,  1971     Venezuela
Salvavidas S. de R.L. de C.V. **                                     Mar 30,  1967     Mexico
Stella D'oro Biscuit Co., Inc.                                       Jan 02,  1948     New York
Tevalca Holding C.A.                                                 Nov 26,  1991     Venezuela
Transapolo-Transportes Rodoviarios Apolo Ltda.                       Oct 24,  1984     Brazil
20th Century Denmark Limited                                         Mar 06,  1990     Liberia
West Indies Yeast Company Limited (72%)                              Nov 29,  1965     Jamaica
Yili-Nabisco Biscuit & Food Company Limited (51%) ***                Jan 29,  1985     China

TOTAL:   125




   *  Inactive                                                      Page 4
  **  In Liquidation                                                SUB-NHC
 ***  Partnership/Joint Venture/Trust
****  Nameholder                                                    At 3/1/2000